UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2018

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois (Address of principal executive offices)		60631-3655 (Zip Code)
(708) 831-7483 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events
On June 6, 2018, First Midwest Bancorp, Inc., a Delaware corporation (the “Company” or “First Midwest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Northern States Financial Corporation, a Delaware corporation (“Northern States”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Northern States will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”). Following the Merger, NorStates Bank, a wholly owned subsidiary of Northern States, will merge with and into First Midwest Bank, a wholly owned subsidiary of the Company, with First Midwest Bank continuing as the surviving bank. The Merger Agreement was unanimously approved by the board of directors of both the Company and Northern States.
Subject to the terms, conditions and adjustments set forth in the Merger Agreement, at the effective time of the Merger, holders of Northern States common stock will have the right to receive 0.0369 shares of First Midwest common stock, par value $0.01 per share, for each share of Northern States common stock.
On June 7, 2018, the Company issued a press release announcing the execution of the Merger Agreement and provided summary materials relating to the transaction and certain other matters. A copy of the press release is attached to this report as Exhibit 99.1 and a copy of the summary materials is attached as Exhibit 99.2, both of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by First Midwest Bancorp, Inc. dated June 7, 2018.
	99.2	Additional Northern States Transaction Information issued June 7, 2018.
Forward-Looking Statements
This current report on Form 8-K, including the exhibits attached hereto, as well as any oral statements made by or on behalf of First Midwest in connection with the matters disclosed herein, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those relating to First Midwest’s proposed acquisition of Northern States, including the costs and benefits associated therewith and the timing thereof. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this report, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.
Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Northern States might not be realized within the expected timeframes or might be less than projected, the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Northern States’ respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Northern States operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s annual report on Form 10-K for the year ended December 31, 2017, as well as subsequent filings made with the Securities and Exchange Commission (the “SEC”). However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Northern States.
Additional Information
The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Northern States, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Northern States, which also will constitute a prospectus of First Midwest, that will be sent to Northern States’ stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Northern States and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.
Participants in this Transaction
First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States’ stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest’s definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	June 7, 2018	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, General Counsel, and Corporate Secretary